Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. § 1350, AS ADOPTED PURSUANT TO
§ 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing with the Securities and Exchange Commission of the Quarterly Report of Lakeland Industries, Inc. (the “Company”) on Form 10-Q for the period ended October 31, 2010 (the “Report”), I, Christopher J. Ryan, Chief Executive Officer, President, Secretary and General Counsel of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)       The information contained in the Report fairly presents in all material respects, the financial condition and results of operations of the Company.

December 13, 2010	/s/ Christopher J. Ryan
Christopher J. Ryan
Chief Executive Officer, President,
Secretary and General Counsel